                                                                   EXHIBIT 10.7


                AMENDMENT AND MODIFICATION OF BUY-SELL AGREEMENT

         THIS AMENDMENT AND MODIFICATION OF BUY-SELL AGREEMENT (the "Amendment"), dated as of the 7th day of August, 1995, is made and entered into by and between the Richard G. Richmond Irrevocable Trust dated December 31, 1991, the Ruth A. Garza Irrevocable Trust dated December 31, 1991, the Scott J. Richmond Irrevocable Trust dated December 31, 1991, the Bradley S. Richmond Irrevocable Trust dated December 31, 1991, the Dawn N. Close Irrevocable Trust dated December 31, 1991 (collectively, the "Shareholders"), Young Dental Manufacturing Company, Inc., a Missouri corporation (the "Operating Company") and Young Innovations, Inc., a Missouri corporation (the "Holding Company").

                                R E C I T A L S

         A. As of the date of this Amendment, each of the Shareholders is the owner of the number of shares of common stock of the Operating Company as shown on Schedule A, attached hereto and incorporated by this reference herein (the "Shares").

         B. The Shareholders and the Operating Company have made and entered into a Buy-Sell Agreement (Redemption - Cross Purchase) dated as of December 31, 1991 (the "Agreement"), pursuant to which Agreement the Shareholders and the Operating Company placed certain restrictions and controls on the transfer of the Shares, all as provided in said Agreement.

         C. The Shareholders and the Holding Company have agreed, pursuant to an Exchange Agreement between the Holding Company and each of the Shareholders of even date herewith (the "Exchange Agreement"), that each of the Shareholders and the Holding Company will exchange each of the Shares of the common stock of the Operating Company presently owned by each Shareholder for Eleven and Nine-Tenths shares of the common stock of the Holding Company (the "New Shares"), on the terms and conditions as set forth in said Exchange Agreement.

         D. Each of the parties hereto desire to modify the terms and conditions of the Agreement as provided herein.

         E. Each of the parties hereto deem it to be in their respective best interests to modify the terms of the Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


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

         SECTION 1.  CONSENT TO EXCHANGE AGREEMENT.

                 1.1 Consent of Shareholders. Each of the Shareholders hereby consents to exchange of the Shares for the New Shares by each other Shareholder with the Holding Company pursuant to the Exchange Agreement.

                 1.2 Consent of Operating Company. The Operating Company hereby consents to the exchange of the Shares for the New Shares by each of the Shareholders with the Holding Company pursuant to the Exchange Agreement.

         SECTION 2. APPLICATION OF AGREEMENT TO NEW SHARES. From and after the date of the Exchange Closing (as that term is defined in the Exchange Agreement) the terms and provisions of the Agreement, as amended by this Amendment, shall apply to the New Shares and the rights, duties and obligations of the Operating Company shall be assigned to and assumed by the Holding Company in all respects in connection with the Agreement.

         SECTION 3. TERMINATION OF AGREEMENT UPON CERTAIN EVENTS. The Agreement, as amended hereby, shall terminate, be null and void and of no further force or effect whatsoever at such time as the Holding Company shall become subject to the reporting requirements of Section 15(d) or Section 13 of the Securities Exchange Act of 1934, as amended.

         SECTION 4.  GENERAL PROVISIONS.

                 4.1 Assignment. This Amendment shall not be assignable by any party without the prior written consent of all other parties hereto. Subject to the foregoing, this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective representatives, successors and assigns.

                 4.2 Waiver. The failure of a party to insist upon strict adherence to any term of this Amendment on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Amendment.

                 4.3 Entire Agreement; Amendment. This Amendment shall supersede any and all existing agreements between the parties hereto and relating to the subject matter hereof and may not be further amended except by a written agreement signed by all parties hereto.

                 4.4 Heading. Section headings are used herein for convenience of reference only and shall not affect the meaning of any provision of this Amendment.

                 4.5 Severability. If any provision of the Agreement or this Amendment is invalid or unenforceable, the balance of the Agreement as modified hereby shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons or circumstances.





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                 4.6      Further Assurances.  The parties hereto shall each
take as promptly as possible all such action as may be necessary or appropriate in order to effectuate the transactions contemplated hereunder, subject to the terms explicitly set out herein.

                 4.7 Counterparts. This Amendment may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

                 IN WITNESS WHEREOF, the parties set their hands to this instrument as of the date first written above.

                                 SHAREHOLDERS:

                                 The Richard G. Richmond Irrevocable Trust dated December 31, 1991

                                 By: /s/ Richard G. Richmond
                                     ---------------------------
                                 Name: Richard G. Richmond
                                       -------------------------
                                 Title: Trustee
                                        ------------------------

                                 By: /s/ Ruth A. Garza
                                     ---------------------------
                                 Name: Ruth A. Garza
                                       -------------------------
                                 Title: Co-Trustee
                                        ------------------------


                                 The Ruth A. Garza Irrevocable Trust dated
                                 December 31, 1991

                                 By: /s/ Ruth A. Garza
                                     ---------------------------
                                 Name: Ruth A. Garza
                                       -------------------------
                                 Title: Trustee
                                        ------------------------

                                 By: /s/ Richard G. Richmond
                                     ---------------------------
                                 Name: Richard G. Richmond
                                       -------------------------
                                 Title: Co-Trustee
                                        ------------------------


                                 The Scott J. Richmond Irrevocable Trust dated December 31, 1991

                                 By: /s/ Scott Richmond
                                     ---------------------------
                                 Name: Scott Richmond
                                       -------------------------
                                 Title: Trustee
                                        ------------------------





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

                                 By: /s/ Brad Richmond
                                     -----------------------
                                 Name: Brad Richmond
                                       ---------------------
                                 Title: Co-Trustee
                                        --------------------


                                 The Bradley S. Richmond Irrevocable Trust dated December 31, 1991

                                 By: /s/ Brad Richmond
                                     -----------------------
                                 Name: Brad Richmond
                                       ---------------------
                                 Title: Trustee
                                        --------------------

                                 By: /s/ Richard G. Richmond
                                     -----------------------
                                 Name: Richard G. Richmond
                                       ---------------------
                                 Title: Co-Trustee
                                        --------------------


                                 The Dawn N. Close Irrevocable Trust dated
                                 December 31, 1991

                                 By: /s/ Dawn N. Close
                                     -----------------------
                                 Name: Dawn N. Close
                                       ---------------------
                                 Title: Trustee
                                        --------------------

                                 By: /s/ Richard G. Richmond
                                     -----------------------
                                 Name: Richard G. Richmond
                                       ---------------------
                                 Title: Co-Trustee
                                        --------------------

                                 OPERATING COMPANY:

                                 Young Dental Manufacturing Company


                                 By: /s/ George E. Richmond
                                     -----------------------
                                 Name: George E. Richmond
                                       ---------------------
                                 Title: President
                                        --------------------


                                 HOLDING COMPANY:

                                 Young Innovations, Inc.


                                 By: /s/ George E. Richmond
                                     -----------------------
                                 Name: George E. Richmond
                                       ---------------------
                                 Title: President
                                       ---------------------





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




                                   Schedule A

                            Schedule of Shareholders



                                                                                                  Number of
                                    Shareholder Name                                               Shares
-------------------------------------------------------------------------------------------------------------
 The Richard G. Richmond Irrevocable Trust dated December 31, 1991                                 12,340

 The Ruth A. Garza Irrevocable Trust dated December 31, 1991                                       12,340

 The Scott J. Richmond Irrevocable Trust dated December 31, 1991                                   12,340

 The Bradley S. Richmond Irrevocable Trust dated December 31, 1991                                 12,340

 The Dawn N. Close Irrevocable Trust dated December 31, 1991                                       12,340





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